UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2012

THE TALBOTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12552	41-1111318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (781) 749-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On July 20, 2012, The Talbots, Inc. (“Talbots” or the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of May 30, 2012, by and among TLB Holdings LLC (“Parent”), TLB Merger Sub Inc. (the “Purchaser”) and the Company.

Pursuant to the Amendment, it is no longer a condition precedent to the completion of the Offer that the Purchaser or Parent receive any debt financing proceeds. In addition, the Amendment provides, under certain circumstances, the Purchaser with the right to extend (or re-extend) the Offer and the expiration date of the Offer for one or more periods, in consecutive increments of up to five business days each, the length of each such period to be determined by Parent in its sole discretion (or such longer period as Parent and the Company may mutually agree) to the extent (i) all of the conditions of the Offer have been satisfied or waived by the Purchaser or Parent (to the extent waivable in accordance with the terms of the Merger Agreement) and (ii) the proceeds of the committed debt financing (or the proceeds of any alternative debt financing arranged in accordance with the terms of the Merger Agreement for all of such committed debt financing) have not been received by the Purchaser or Parent and lenders party to the debt commitment letters (or the new debt commitment letter or letters for any alternative debt financing) have not confirmed to Parent and the Purchaser that the proceeds of the committed debt financing (or any alternative debt financing) in an amount sufficient to consummate the Offer and the Merger will be available at the Offer closing on the terms and conditions set forth in the debt commitment letters (or the new debt commitment letter or letters for any alternative debt financing); provided, however, that if, at any then-scheduled expiration date of the Offer, (i) all of the conditions of the Offer have been satisfied or waived by the Purchaser or Parent (to the extent waivable in accordance with the terms of the Merger Agreement) and (ii) the proceeds of the committed debt financing (or the proceeds of any alternative debt financing arranged in accordance with the terms of the Merger Agreement for all of such committed debt financing) have been received by the Purchaser or Parent or lenders party to the debt commitment letters (or the new debt commitment letter or letters for any alternative debt financing) have confirmed to Parent and the Purchaser that the proceeds of the committed debt financing (or any alternative debt financing) in an amount sufficient to consummate the Offer and the Merger will be available at the Offer closing on the terms and conditions set forth in the debt commitment letters (or the new debt commitment letter or letters for any alternative debt financing) then the Purchaser and Parent shall only have a one-time right to extend the Offer for a period of five business days.

Nothing in the Amendment limits or otherwise affects the right of Parent, the Purchaser or the Company to terminate the Offer or the Merger Agreement, subject to the terms and conditions of the Merger Agreement.

The Offer is scheduled to expire at 5:00 p.m., New York City time, on Friday, July 27, 2012, unless further extended, and remains subject to the other conditions described in the tender offer materials previously filed with the Securities and Exchange Commission.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The joint press release with respect to the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Notice to Investors

This report is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to purchase shares of the Company’s common stock is being made pursuant to an Offer to Purchase, Letter of Transmittal and other related materials that Sycamore Partners, L.P. (“Sycamore Partners”) and its affiliates filed with the Securities and Exchange Commission (the “SEC”). Sycamore Partners and its affiliates have filed a Tender Offer Statement on Schedule TO with the SEC in connection with the commencement of the offer, and the Company has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer. These materials have been sent free of charge to all of the Company’s stockholders. Investors and security holders of the Company are urged to read these materials and other documents filed by the Company and Sycamore Partners and its affiliates with the SEC carefully in their entirety since they will contain important information. Investors and security holders may obtain free copies of these materials and other documents filed by the Company and Sycamore Partners and its affiliates with the SEC at the website maintained by the SEC at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting Talbots Investor Relations at (781) 741-4500, by writing to Investor Relations Department, The Talbots, Inc., One Talbots Drive, Hingham, Massachusetts 02043, or by e-mailing investor.relations@talbots.com.

Additional Information about the Merger and Where to Find It

In connection with the potential one-step merger, the Company has filed a preliminary Proxy Statement on Schedule 14A with the SEC. Additionally, the Company intends to file other relevant materials with the SEC in connection with the proposed acquisition of the Company by an affiliate of Sycamore Partners pursuant to the terms of an Agreement and Plan of Merger by and among the Company, TLB Holdings LLC and TLB Merger Sub Inc. Investors and security holders of the Company are urged to read the definitive Proxy Statement on Schedule 14A and other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Investors and security holders may obtain free copies of these materials and other documents filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors and security holders also may obtain free copies of the documents filed by the Company with the SEC by contacting Talbots Investor Relations at (781) 741-4500, by writing to Investor Relations Department, The Talbots, Inc., One Talbots Drive, Hingham, Massachusetts 02043, or by e-mailing investor.relations@talbots.com.

The Company and certain of its directors and executive officers, under the SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Investors and security holders may obtain detailed information regarding the names, affiliations and direct and indirect interests (by security holdings or otherwise, and which may, in some cases, be different than those of the Company’s stockholders, generally) of the Company’s executive officers and directors in (i) the Company’s definitive proxy statement for its 2011 Annual Meeting of Stockholders, (ii) the Annual Report on Form 10-K for the fiscal year ended January 28, 2012, as amended, and (iii) the preliminary Proxy Statement on Schedule 14A and other relevant materials which may be filed with the SEC in connection with the merger when and if they become available. To the extent that the Company’s directors’ and executive officers’ holdings of the Company’s securities change, or have changed, from the amounts indicated in the Company’s preliminary Proxy Statement on Schedule 14A, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Copies of these documents can be obtained free of charge from the Company or the SEC as indicated above.

Forward-looking Information

This report contains forward-looking information. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “look,” “projected,” “believe,” “anticipate,” “outlook,” “will,” “would,” “should,” “intend,” “potential” or similar statements or variations of such terms. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements concerning the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, suppliers, sourcing agent and landlords; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the SEC, including the risks and uncertainties included under “Risk Factors” and “Forward-looking Information” in Talbots’ Annual Report on Form 10-K for the fiscal year ended January 28, 2012, as amended, and other periodic reports filed with the SEC which are incorporated herein, as well as the Tender Offer Statement on Schedule TO filed by Sycamore Partners and its affiliates and the Solicitation/Recommendation Statement on Schedule 14D-9 filed by the Company. The Company’s Annual Report on Form 10-K, as amended, and other periodic reports are available at the Investor Relations section of the Company’s Website at http://www.thetalbotsinc.com.

All of the Company’s forward-looking statements are as of the date of this report only. In each case, actual results may differ materially from such forward-looking information. We can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or risks and uncertainties referred to in this report or included in the Company’s other public disclosures or the Company’s other periodic reports or other documents or filings filed with or furnished to the SEC could materially and adversely affect the Company’s continuing operations and the Company’s future financial results, cash flows, available credit, prospects and liquidity. Except as required by law, the Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated July 20, 2012, by and among The Talbots, Inc., TLB Holdings LLC and TLB Merger Sub Inc.

99.1	Press Release issued by Sycamore Partners, L.P. and The Talbots, Inc. on July 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2012	THE TALBOTS, INC.

	By:	/s/ Richard T. O’Connell, Jr
	Name: Title:	Richard T. O’Connell, Jr. Executive Vice President

INDEX OF EXHIBITS

Exhibit No.

2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated July 20, 2012, by and among The Talbots, Inc., TLB Holdings LLC and TLB Merger Sub Inc.

99.1	Press Release issued by Sycamore Partners, L.P. and The Talbots, Inc. on July 20, 2012.